[ING FUNDS LOGO]

                                                               EXHIBIT (g)(5)(i)

________________, 2005

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

      Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Templeton Foreign Equity Portfolio, a newly established series of ING Partners, Inc., ING Global Real Estate Portfolio, ING FMR(SM) Small Cap Equity Portfolio, and ING WF Small Cap Disciplined Portfolio, three newly established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated _____________, 2005.

      The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio, ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Mid Cap Disciplined Portfolio, ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio, and ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio, 2) by the removal of ING Equity and Bond Fund, ING SmallCap Opportunities Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio and ING VP Emerging Markets Fund, Inc., effective December 5, 2005, as these funds recently merged into other funds.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                          Sincerely,


                                          Robert S. Naka
                                          Senior Vice President
                                          ING Partners, Inc.
                                          ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:
      -----------------------------
Name:
      -----------------------------
Title:            , Duly Authorized
      -----------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000           ING Partners, Inc.
Scottsdale, AZ 85258-2034         Fax: 480-477-2700          ING Investors Trust
                                  www.ingfunds.com

                                     FORM OF
                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND

                             SUBSCRIPTION AGREEMENT


FUND                                                          BNY ACCOUNT NUMBER
----                                                          ------------------
                                                               (DOMESTIC/GLOBAL)
                                                               -----------------
ING EQUITY TRUST
ING Convertible Fund                                                 464744
ING Disciplined LargeCap Fund                                        464742
ING LargeCap Growth Fund                                             464733
ING LargeCap Value Fund                                              454702
ING MidCap Opportunities Fund                                        464741
ING MidCap Value Choice Fund                                         464786
ING MidCap Value Fund                                                464735
ING Real Estate Fund                                                 464746
ING SmallCap Value Choice Fund                                       464788
ING SmallCap Value Fund                                              464736

ING FUNDS TRUST
ING Classic Money Market Fund                                        464008
ING High Yield Bond Fund                                             464010
ING Institutional Prime Money Market Fund                             TBD
ING Intermediate Bond Fund                                           464006
ING National Tax-Exempt Bond Fund                                    464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND              464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                    464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                       058102
ING American Funds Growth Portfolio                                  464755
ING American Funds Growth-Income Portfolio                           464753
ING American Funds International Portfolio                           464761
ING Capital Guardian Managed Global Portfolio                        058095
ING Capital Guardian Small/Mid Cap Portfolio                         058093
ING Capital Guardian U.S. Equities Portfolio                         058221
ING Eagle Asset Capital Appreciation Portfolio                       058092

FUND                                                          BNY ACCOUNT NUMBER
----                                                          ------------------
                                                               (DOMESTIC/GLOBAL)
                                                               -----------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Health Sciences Portfolio                              464704
ING Evergreen Omega Portfolio                                        464706
ING FMR(SM) Diversified Mid Cap Portfolio                        058404/279603
ING FMR(SM) Earnings Growth Portfolio                                464572
ING FMR(SM) Small Cap Equity Portfolio                                TBD
ING Global Real Estate Portfolio                                      TBD
ING Global Resources Portfolio                                       058085
ING Goldman Sachs Tollkeeper(SM) Portfolio                           158090
ING International Portfolio                                          279604
ING Janus Contrarian Portfolio                                   058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                       058096
ING JPMorgan Small Cap Equity Portfolio                              279610
ING JPMorgan Value Opportunities Portfolio                           464582
ING Julius Baer Foreign Portfolio                                    279606
ING Legg Mason Value Portfolio                                   058400/279600
ING LifeStyle Aggressive Growth Portfolio                            464998
ING LifeStyle Growth Portfolio                                       464996
ING LifeStyle Moderate Growth Portfolio                              464994
ING LifeStyle Moderate Portfolio                                     464992
ING Limited Maturity Bond Portfolio                                  058082
ING Liquid Assets Portfolio                                          058081
ING MarketPro Portfolio                                               TBD
ING MarketStyle Growth Portfolio                                      TBD
ING MarketStyle Moderate Growth Portfolio                             TBD
ING MarketStyle Moderate Portfolio                                    TBD
ING Marsico Growth Portfolio                                         058101
ING Marsico International Opportunities Portfolio                    464576
ING Mercury Large Cap Value Portfolio                                279608
ING Mercury Large Cap Growth Portfolio                               279607
ING MFS Mid Cap Growth Portfolio                                     058098
ING MFS Total Return Portfolio                                       058100
ING MFS Utilities Portfolio                                          464584
ING Oppenheimer Main Street Portfolio(R)                             058099
ING PIMCO Core Bond Portfolio                                        058103
ING PIMCO High Yield Portfolio                                       464018
ING Pioneer Fund Portfolio                                           464578
ING Pioneer Mid Cap Value Portfolio                                  464580
ING Salomon Brothers All Cap Portfolio                               058114
ING Salomon Brothers Investors Portfolio                             058220
ING Stock Index Portfolio                                            464701
ING T. Rowe Price Capital Appreciation Portfolio                     058084
ING T. Rowe Price Equity Income Portfolio                            058087
ING UBS U.S. Allocation Portfolio                                058402/279602

FUND                                                          BNY ACCOUNT NUMBER
----                                                          ------------------
                                                               (DOMESTIC/GLOBAL)
                                                               -----------------
ING INVESTORS TRUST (CONT.)
ING Van Kampen Equity Growth Portfolio                               279609
ING Van Kampen Global Franchise Portfolio                            279605
ING Van Kampen Growth and Income Portfolio                           058090
ING Van Kampen Real Estate Portfolio                                 058086
ING VP Index Plus International Equity Portfolio                      TBD
ING Wells Fargo Mid Cap Disciplined Portfolio                        058088
ING WF Small Cap Disciplined Portfolio                                TBD

ING MAYFLOWER TRUST
ING International Value Fund                                         464212

ING MUTUAL FUNDS
ING Emerging Countries Fund                                          464214
ING Foreign Fund                                                     464202
ING Global Equity Dividend Fund                                      464751
ING Global Real Estate Fund                                          464220
ING Global Value Choice Fund                                         464218
ING International Fund                                               464206
ING International SmallCap Fund                                      464216
ING International Value Choice Fund                                  464278
ING Precious Metals Fund                                             464210
ING Russia Fund                                                      464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                   464544
ING American Century Select Portfolio                                464532
ING American Century Small Cap Value Portfolio                       464502
ING Baron Small Cap Growth Portfolio                                 464504
ING Davis Venture Value Portfolio                                    464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                          464564
ING Fidelity(R) VIP Equity-Income Portfolio                          464568
ING Fidelity(R) VIP Growth Portfolio                                 464570
ING Fidelity(R) VIP Mid Cap Portfolio                                464566
ING Fundamental Research Portfolio                                   464538
ING Goldman Sachs(R) Capital Growth Portfolio                        464540
ING Goldman Sachs(R) Core Equity Portfolio                           464514
ING JPMorgan Fleming International Portfolio                         464528
ING JPMorgan Mid Cap Value Portfolio                                 464506
ING MFS Capital Opportunities Portfolio                              464522
ING OpCap Balanced Value Portfolio                                   464542
ING Oppenheimer Global Portfolio                                     464508
ING Oppenheimer Strategic Income Portfolio                           464548
ING PIMCO Total Return Portfolio                                     464510

FUND                                                          BNY ACCOUNT NUMBER
----                                                          ------------------
                                                               (DOMESTIC/GLOBAL)
                                                               -----------------
ING PARTNERS, INC. (CONT.)
ING Salomon Brothers Aggressive Growth Portfolio                     464518
ING Salomon Brothers Large Cap Growth Portfolio                      464516
ING Solution 2015 Portfolio                                          464590
ING Solution 2025 Portfolio                                          464594
ING Solution 2035 Portfolio                                          464596
ING Solution 2045 Portfolio                                          464574
ING Solution Income Portfolio                                        464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio               464534
ING T. Rowe Price Growth Equity Portfolio                            464530
ING Templeton Foreign Equity Portfolio                                TBD
ING UBS U.S. Large Cap Equity Portfolio                              464520
ING Van Kampen Comstock Portfolio                                    464512
ING Van Kampen Equity and Income Portfolio                           464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                              464062
ING Aeltus Money Market Fund                                         464064
ING Balanced Fund                                                    464764
ING Equity Income Fund                                               464723
ING Global Science and Technology Fund                               464750
ING Growth Fund                                                      464762
ING Index Plus LargeCap Fund                                         464726
ING Index Plus MidCap Fund                                           464727
ING Index Plus SmallCap Fund                                         464725
ING International Growth Fund                                        464204
ING Small Company Fund                                               464729
ING Strategic Allocation Balanced Fund                               464719
ING Strategic Allocation Growth Fund                                 464720
ING Strategic Allocation Income Fund                                 464722

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                       464416
ING VP Strategic Allocation Growth Portfolio                         464418
ING VP Strategic Allocation Income Portfolio                         464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                   464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                      464468 & 464466/464466

FUND                                                          BNY ACCOUNT NUMBER
----                                                          ------------------
                                                               (DOMESTIC/GLOBAL)
                                                               -----------------
ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                       464422
ING VP Growth Portfolio                                              464404
ING VP Index Plus LargeCap Portfolio                                 464406
ING VP Index Plus MidCap Portfolio                                   464408
ING VP Index Plus SmallCap Portfolio                                 464410
ING VP International Equity Portfolio                                464460
ING VP Small Company Portfolio                                       464414
ING VP Value Opportunity Portfolio                                   464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                         464430
ING VP Financial Services Portfolio                                  464449
ING VP High Yield Bond Portfolio                                     464432
ING VP International Value Portfolio                                 464464
ING VP LargeCap Growth Portfolio                                     464440
ING VP MidCap Opportunities Portfolio                                464444
ING VP Real Estate Portfolio                                         464747
ING VP SmallCap Opportunities Portfolio                              464450

ING VP BALANCED PORTFOLIO, INC.                                      464428

ING VP INTERMEDIATE BOND PORTFOLIO                                   464400

ING VP MONEY MARKET PORTFOLIO                                        464412